GARTMORE MUTUAL FUNDS

                      Gartmore Long-Short Equity Plus Fund

                   Prospectus Supplement dated April 30, 2004
                        to Prospectus dated March 1, 2004


Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.


GARTMORE  FUNDS
[graphic  omitted]

April  30,  2004

RE:IMPORTANTNOTICE  REGARDING  CHANGE  IN  INVESTMENT POLICY AND OTHER IMPORTANT
   CHANGES FOR THE GARTMORE LONG-SHORT EQUITY PLUS FUND - SUPPLEMENT TOTHE FUND'SPROSPECTUS DATED MARCH 1, 2004

Dear  Shareholder:

We are writing to inform you of changes that are being made to the Gartmore Long-Short Equity Plus Fund. These changes will become effective on or about June 30, 2004. This letter is a supplement to the prospectus for the Gartmore Long-Short Equity Plus Fund dated March 1, 2004.

NAME  CHANGE:
The Gartmore Long-Short Equity Plus Fund will change its name to GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND (the "Fund").

STRATEGY  AND  OBJECTIVE  CHANGE:
The Fund's managers will employ a long-short investment strategy with the primary emphasis on absolute returns, regardless of market conditions. As with the current Fund strategy, the Gartmore U.S. Growth Leaders Long-Short Fund will invest in long and short positions in equity securities; however, the Fund will no longer utilize S&P 500 Index swaps. The Fund may invest in issuers of any size, including small or medium-sized companies. Ordinarily, the Fund will hold securities of 50 to 100 issuers in its portfolio; within that group, any issuer may be held either long or short, but no issuer will be held both long and short. The Fund's objective is also being revised. It currently says that the Fund seeks long-term capital appreciation with a total return greater than the Standard & Poor's 500 Index. With the changes in the Fund's strategy, the objective will be revised to simply say that the Fund seeks long-term capital appreciation.

80%  POLICY:
While the Fund will continue to invest in both long and short positions in equity securities, the Fund will no longer be governed by the policy that, under normal conditions, it will invest at least 80% of its net assets in long and short positions in equity securities of publicly traded companies in the United States. Effective on or about June 30, 2004, under normal conditions, the Fund will invest at least 80% of its net assets in U.S.-based companies.

MANAGER  CHANGE:
Christopher Baggini and Doug Burtnick will assume responsibility for the day-to-day management of the Fund and the selection of the Fund's investments. As a result, the subadvisory agreement with SSI Investment Management, Inc. ("SSI") will be terminated on or about June 30, 2004 and Gartmore Mutual Fund Capital Trust, the Fund's investment adviser, will manage the Fund directly.

Mr. Baggini, CFA, senior portfolio manager, joined Gartmore in March 2000. Prior to that, he was a portfolio manager for Allied Investment Advisors. He holds a bachelor's degree in economics from Fairfield University and an M.B.A. in finance from New York University.

Mr. Burtnick, CFA, portfolio manager, joined Gartmore in May 2002 from Brown Brothers Harriman & Co., where he served as a risk manager in the private client group as well as a portfolio manager. He holds a B.A. from Cornell University.

Mr. Baggini and Mr. Burtnick also manage the Gartmore Growth Fund, the Gartmore GVIT Growth Fund, the Gartmore U.S. Growth Leaders Fund and the Gartmore GVIT
U.S.  Growth  Leaders  Fund.

BENCHMARK  CHANGE:
Under SSI's management, Fund returns were highly correlated to the S&P 500 Index. Due to the strategy change described above, this will no longer be the case. Accordingly, the benchmark for the Fund will no longer be the S&P 500
Index: it will be the Citigroup 3-month Treasury Bill Index. In the coming weeks, you will receive a new Fund prospectus in the mail that will provide additional information.

Please retain this letter with the prospectus for future reference. If you have questions about the changes to this Fund, please call the Gartmore Funds Customer Service Department, 800-848-0920.

Thank  you  for  you  investment  in  Gartmore  Funds.

Sincerely,

/s/  Gerald  Holland
     Gerald  Holland
     Senior  Vice  President/Chief  Administrative  Officer
     Gartmore  Funds





INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE